UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

POWERVERDE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27866 (Commission File Number)	88-0271109 (I.R.S. Employer Identification No.)

9300 S. Dadeland Blvd., Suite 600, Miami, Florida (Address of Principal Executive Offices)	33156 (Zip Code)

Registrant’s telephone number, including area code: (305) 670-3370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(b) On September 1, 2020, the Board of Directors of Powerverde, Inc. (the “Company”) approved the engagement of D. Brooks & Associates CPAs, Palm Beach Gardens, Florida, as the Company's independent registered public accounting firm for the Company's fiscal year ended December 31, 2020. The Company’s prior certifying accountant, Cherry Bekaert LLC, resigned June 26, 2020, as reported in the Company’s Form 8-K, filed July 2, 2020.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

None.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERVERDE, INC.

Date: September 14, 2020	By:	/s/ John L. Hofmann
	Name:	John L. Hofmann
	Title:	Chief Financial Officer